UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     February 4, 2005
                                                  ---------------------------

                             Advanced Photonix, Inc
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             (Exact Name of Registrant as specified in its Charter)


     Delaware                         1-11056                    33-0325836
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 (State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


    1240  Avenida Acaso, Camarillo, California                     93012
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    (Address of Principal Executive Offices)                     (ZIP Code)


Registrant's telephone number, including area code:      (805) 987-0146
                                                    -------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

On February 4, 2005, Susan A. Schmidt, Chief Financial Officer and Secretary of Advanced Photonix, Inc. ("API"), notified API's Board of Directors that she would be resigning her positions effective as of March 1, 2005, due to personal reasons. Ms. Schmidt has been with API since March 2000 and has agreed to continue on with API as a consultant for an initial term through the end of June 2005. API intends to conduct a search for a successor to Ms. Schmidt.


Exhibits:

  None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ADVANCED PHOTONIX, INC.



                                   By:  /s/ Richard Kurtz
                                        ----------------------------------
                                        Richard Kurtz, Chief Executive Officer

Dated: February 11, 2005